EXHIBIT 99.a

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                         FIRST PALM BEACH BANCORP, INC.,

                     REPUBLIC SECURITY FINANCIAL CORPORATION

                                       and

                              THE BANK OF NEW YORK,
                                   AS TRUSTEE





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                             SUPPLEMENTAL INDENTURE

                          Dated as of October 29, 1998

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                        10.35% Senior Debentures Due 2002




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                             SUPPLEMENTAL INDENTURE

                  THIS SUPPLEMENTAL INDENTURE (the "Supplemental Indenture") is made as of the 29th day of October, 1998, among First Palm Beach Bancorp, Inc., a Delaware corporation (the "Company" or "FPBB"), as original issuer, Republic Security Financial Corporation, a Florida corporation ("RSFC" or, after the Merger Date, the "Company"), and The Bank of New York, as trustee (the "Trustee").

                  WHEREAS, the Company and the Trustee have entered into an Indenture dated as of June 30, 1997, pursuant to which the Company issued its 10.35% Senior Debentures due 2002 in an aggregate principal amount of $35,000,000 (the "Original Indenture"); and

                  WHEREAS, pursuant to the Original Indenture, the Company issued and the Trustee authenticated and delivered $35,000,000 aggregate principal amount of the Company's 10.35% Senior Debentures due June 30, 2002 (the "Securities"); and

                  WHEREAS, the Company intends to merge with and into RSFC, with RSFC being the sole surviving entity (the "Merger"). The effective time and date of the Merger is referred to herein as the "Merger Date"; and

                  WHEREAS, effective as of the Merger Date, (i) RSFC is to assume the due and punctual payment of the principal of, premium, if any, and interest on all of the Securities and the performance of every covenant of the Original Indenture on the part of FPBB to be performed or observed, and (ii) certain conforming amendments to the Original Indenture relating to the Merger are to become effective; and

                  WHEREAS, pursuant to Section 10.02 of the Original Indenture, the Company and the Trustee are required to, without the consent of the holders of the Securities (the "Holders"), amend or supplement the Original Indenture to evidence the merger of FPBB into RSFC in accordance with and subject to the terms and conditions of the Original Indenture and the Securities; and

                  WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of FPBB and RSFC.

                  NOW, THEREFORE, the Company, RSFC and the Trustee agree as follows for the equal and ratable benefit of the Holders:



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                                    ARTICLE 1
                                   DEFINITIONS

                  SECTION 1.01 Definitions. For purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) terms defined in the preamble and recitals hereto or in the other Articles hereof have the meanings assigned to them therein;

                  (b) terms defined in this Article have the meaning assigned to them in this Article, and include the plural as well as the singular;

                  (c) terms not expressly defined in this Supplemental Indenture have the meanings assigned to them in Article One of the Original Indenture, or as otherwise defined in the Original Indenture; and

                  (d) "Indenture" means the Original Indenture, as amended by this Supplemental Indenture or as otherwise supplemented or amended from time to time by one or more indentures supplemental thereto or hereto entered into pursuant to the applicable provisions of the Indenture.

                                   ARTICLE II
                                   THE MERGER

                  SECTION 2.01 Assumption by RSFC. Effective as of the Merger Date, (a) RSFC, as a result of its being the surviving corporation in the Merger, agrees that the due and punctual payment of the principal (and premium, if any) and interest on the Securities according to their tenor and the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be kept or performed by the Company shall be assumed by RSFC; and (b) with regard to the Indenture, RSFC shall succeed to and be substituted for FPBB, with the same effect as if it had been named in the Indenture as the party of the first part, and FPBB thereupon shall be relieved of any further liability or obligation under the Indenture or upon the Securities. Following the execution and delivery of this Supplemental Indenture, the parties hereto agree that all references to the "Company" in the Indenture and the Securities shall be deemed references to RSFC.

                  SECTION 2.02 Representations, Warranties and Covenants regarding the Merger. FPBB and RSFC jointly and severally represent, warrant and covenant to the Trustee as follows:



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                  (a) RSFC is a corporation duly organized and validly existing under the laws of the State of Florida;

                  (b) Immediately before and after giving effect to the Merger and the assumption contemplated by Section 2.02 of this Supplemental Indenture, no Default or Event of Default will occur or be continuing.

                  (c) To the extent the Securities are rated by a nationally recognized statistical rating organization, the Merger will not cause the Securities to be downgraded by a nationally recognized statistical rating organization which theretofore has rated such Securities.

                  SECTION 2.03 Conditions Precedent to Trustee's Consent to Merger. Notwithstanding anything to the contrary in this Supplemental Indenture, the Trustee's consent to the Merger is subject to Morgan, Lewis & Bockius LLP, counsel to RSFC, delivering to the Trustee an executed Opinion of Counsel, dated as of the date hereof, substantially in the form of Exhibit A hereto, and the Company delivering an Officer's Certificate in the form of Exhibit B hereto.

                                   ARTICLE III
                                  MISCELLANEOUS

                  SECTION 3.01 Effect of Supplemental Indenture. Upon the execution and delivery of this Supplemental Indenture by the Company, RSFC and the Trustee, the Indenture shall be supplemented in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

                  SECTION 3.02 Original Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Original Indenture shall remain in full force and effect.

                  SECTION 3.03 Original Indenture and Supplemental Indenture Construed Together. This Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this Supplemental Indenture shall henceforth be read and construed together.

                  SECTION 3.04 Confirmation and Preservation of Indenture. The Original Indenture as amended and supplemented by this Supplemental Indenture is in all respects confirmed and preserved.



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                  SECTION 3.05 Conflict with Trust Indenture Act. If and to the extent any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern any provision of this Supplemental Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of the Trust Indenture Act shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

                  SECTION 3.06 Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 3.07 Terms Defined in the Indenture. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

                  SECTION 3.08 Headings. The Article and Section headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                  SECTION 3.09 Benefits of Supplemental Indenture, etc. Nothing in this Supplemental Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Securities.

                  SECTION 3.10 Successors. All agreements of the Company and RSFC in this Supplemental Indenture shall bind its successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

                  SECTION 3.11 Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of FPBB and RSFC, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

                  SECTION 3.12 Certain Duties and Responsibilities of the Trustee. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the



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liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

                  SECTION 3.13 GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

                  SECTION 3.14 Notices. Effective as of the Merger Date, the addresses for notices set forth in the Original Indenture shall be amended, without further action, to read as follows:

                  (a)      if to the Company:

                           Republic Security Financial Corporation
                           4400 Congress Avenue
                           West Palm Beach, Florida  33407-3288

                  (b)      if to the Trustee:

                           The Bank of New York
                           101 Barclay Street, 21 West
                           New York, New York  10286

                  SECTION 3.15 Counterparts. This Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed by their duly authorized officers, all as of the date first written above.







                                          FIRST PALM BEACH BANCORP, INC.



                                          By:    /S/ R. RANDY GUEMPLE
                                             -----------------------------------
                                          Name:    R. Randy Guemple
                                          Title:   Executive Vice President



                                          REPUBLIC SECURITY FINANCIAL
                                          CORPORATION



                                          By:    /S/ RICHARD J. HASKINS
                                             -----------------------------------
                                          Name:    Richard J. Haskins
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer



                                          THE BANK OF NEW YORK, as Trustee



                                          By:    /S/ MARY JANE SCHMALZEL
                                             -----------------------------------
                                          Name:    Mary Jane Schmalzel
                                          Title:   Vice President




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                                                                       EXHIBIT A







October 29, 1998


The Bank of New York, as Trustee
101 Barclay Street, Floor 21 West
New York, New York  10286


Attention:  Corporate Trustee Administration



Re:  10.35% Senior Debentures of First
     PALM BEACH BANCORP, INC. DUE 2002

Ladies and Gentlemen:

We have acted as counsel to Republic Security Financial Corporation ("RSFC") in connection with the merger of First Palm Beach Bancorp, Inc. ("FPBB") into RSFC, with RSFC being the surviving entity (the "Merger"). This opinion is delivered to you pursuant to Section 10.03 of that certain Indenture dated as of June 30, 1997 (the "Indenture"), between FPBB and The Bank of New York, as Trustee, pursuant to which FPBB issued its 10.35% Senior Debentures due 2002 (the "Securities").

We have examined: (i) the Indenture; (ii) the Agreement and Plan of Merger between RSFC and FPBB dated as of May 27, 1998, and amended as of August 17, 1998 (the "Merger Agreement"); (iii) the resolutions of the board of directors and the shareholders of FPBB and RSFC authorizing the Merger; (iv) the Articles of Merger executed by FPBB and RSFC which are to be filed in the Office of the Secretary of State of the State of Florida; (v) the Certificate of Merger which is to be filed in the Office of the Secretary of State of the State of Delaware; and (vi) such other documents as we have deemed necessary or appropriate for purposes of the opinions hereafter expressed.

In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to the original documents of all



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The Bank of New York, as Trustee
October 29, 1998
Page 2

documents submitted to us as copies. We have also assumed that the transactions related to the Merger or contemplated by the Merger will be consummated in accordance with the Merger Agreement, and that none of the terms and conditions contained therein will have been waived or modified in any respect prior to the effectiveness of the Merger. Finally, we have assumed that the Merger will qualify as a statutory merger under the laws of the States of Delaware and Florida.

As to matters of fact, we have relied, to the extent we deem proper, upon the representations and certificates of officers of RSFC and upon certain certificates of and telephone conversations with public officials.

Based upon and subject to the foregoing, it is our opinion that:

1. Upon effectiveness of the Merger, RSFC will assume all obligations of FPBB under the Indenture, including, without limitation, the due and punctual payment of the principal of (and premium, if any) and interest on all of the Securities and the performance of every covenant of the Indenture on the part of FPBB to be performed or observed.

2. The Supplemental Indenture attached hereto as Exhibit A complies with the requirements of Article IX of the Indenture, the terms of the Merger and the assumption of the obligations of FPBB by RSFC as set forth in the Merger Agreement comply with the provisions of Article X of the Indenture and, upon effectiveness of the Merger, all conditions precedent in the Indenture relating to the Merger will have been satisfied.

This opinion is being furnished only to the addressee hereof and is solely for its benefit. This opinion may not be relied upon for any other purpose, or relied upon by any other person or entity for any purpose, without in each instance obtaining our prior written consent.

Very truly yours,



/s/ Morgan, Lewis & Bockius, LLP
--------------------------------
    Morgan, Lewis & Bockius, LLP






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                                                                       EXHIBIT B

                              OFFICERS' CERTIFICATE
                            (SUPPLEMENTAL INDENTURE)
                      -------------------------------------



         This Officers' Certificate (the "Certificate") is delivered as of October 29, 1998, by the undersigned, in their respective capacities as officers of FIRST PALM BEACH BANCORP, INC., a Delaware corporation ("FPBB"), and REPUBLIC SECURITY FINANCIAL CORPORATION, a Florida corporation ("RSFC"), to THE BANK OF NEW YORK, in its capacity as Trustee under the Indenture dated as of June 30, 1997, between FPBB, as Issuer, and The Bank of New York, as Trustee, as amended, relating to the 10.35% Supplemental Debentures due 2002 referred to therein (the "Indenture"). This Certificate is delivered pursuant to Section 9.05 of the Indenture. Capitalized terms used and not defined in this Certificate shall have the meanings given to them in the Indenture.

         The undersigned, in their respective capacities as officers of FPBB and RSFC, do hereby certify to the Trustee, for the ratable benefit of the Holders, that:

         1. The undersigned are officers of FPBB and RSFC and have read the applicable covenants and conditions of the Indenture relating to the subject matter of this Certificate and have made such inquiries of counsel and of other officers or employees of FPBB and RSFC and made such other examinations or investigations as are necessary to issue this Certificate.

         2. Upon the filing of the certificate of merger of FPBB and RSFC with the Secretary of State of Delaware and the articles of merger of FPBB and RSFC with the Secretary of State of Florida, FPBB will merge with and into RSFC effective as of the time and date set forth therein (the "Merger Date"), with RSFC being the sole surviving entity (the "RSFC Merger").

         3. Effective as of the Merger Date, RSFC will assume all obligations of FPBB under the Indenture and the Securities, including, without limitation, the due and punctual payment of the principal of, and premium, if any, and interest on, all of the Securities and the performance of every covenant of the Indenture on the part of FPBB to be performed or observed.

         4. No Default or Event of Default exists or will occur as a result of the RSFC Merger.

         5. The RSFC Merger will, and the Supplemental Indenture among RSFC, FPBB and the Trustee dated as of the date hereof (the "Supplemental Indenture") does, comply with the Indenture (including Article IX thereof), and all conditions precedent in the Indenture relating to the RSFC Merger and the Supplemental Indenture have been satisfied.





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         IN WITNESS WHEREOF, the undersigned, in their respective capacities as officers of RSFC and FPBB have executed and delivered this Certificate as of the date first above written.

                                         REPUBLIC SECURITY FINANCIAL
                                         CORPORATION



                                         By       /S/ RICHARD J. HASKINS
                                           -------------------------------------
                                         Name:  Richard J. Haskins
                                         Title: Executive Vice President and
                                                  Chief Financial Officer



                                         FIRST PALM BEACH BANCORP, INC.



                                         By       /S/ R. RANDY GUEMPLE
                                           -------------------------------------
                                         Name:  R. Randy Guemple
                                         Title: Executive Vice President



                                         By        /S/ JOHN C. TRAMMEL
                                           -------------------------------------
                                         Name:  John C. Trammel
                                         Title: Executive Vice President





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